Exhibit 10.18
FIRST AMENDMENT TO CREDIT AGREEMENT
FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of April 21, 2022 (this “First Amendment”), by and among ALIGN TECHNOLOGY, INC., a Delaware corporation (the “Borrower”), certain Lenders (as defined below) party to the Credit Agreement referred to below and Citibank, N.A., as administrative agent for the Lenders (the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, each Loan Party from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement, dated as of July 21, 2020 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time through the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined in this First Amendment having the same meanings assigned thereto in the Credit Agreement);
WHEREAS, pursuant to Section 9.02 of the Credit Agreement, the Borrower has requested that the Credit Agreement be amended as more fully described herein and each Lender party hereto is so willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.     Amendments to Credit Agreement.
(a)Section 1.01 of the Credit Agreement is hereby amended by deleting the defined term “Projections” contained therein.
(b)Section 5.01(d) of the Credit Agreement is amended and restated in its entirety to read as follows:
“(d)    [Reserved].”.
SECTION 2.     Representations and Warranties. The Borrower hereby represents and warrants on the First Amendment Effective Date that:
(a)The execution, delivery and performance by the Borrower of the First Amendment is within the Borrower’s corporate power and has been duly authorized by all necessary corporate and, if required, stockholder action on the part of the Borrower.
(b)The First Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(c)The execution, delivery and performance by the Borrower of the First Amendment (i) does not, on the part of the Borrower or any of its Subsidiaries, require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any Requirement of Law applicable to the Borrower or any of its Subsidiaries any order of any Governmental Authority applicable to the Borrower or any of its Subsidiaries, (iii) will not violate or result in a default under, or give rise to a right to require any payment to be made by the Borrower or any of its Subsidiaries under, (A) any indenture or loan agreement, in each case, evidencing Indebtedness in excess of $50 million, (B) any Swap Agreement with a Swap Termination Value in excess of $50 million or (C) any other material agreement, in each case which is binding upon the Borrower or any of its Subsidiaries or its assets, and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, in each case of clauses (i), (ii) or (iii)(C), except as would not reasonably be expected to result in a Material Adverse Effect.
(d)At the time of and immediately after the First Amendment Effective Date, no Default or Event of Default has occurred and is continuing.
(e)Immediately after giving effect to this First Amendment the representations and warranties of the Borrower set forth in the Credit Agreement and in each other Loan Document are true and correct in all material respects with the same effect as though made on and as of such date, except that (i) to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties are true and correct in all material respects as of such earlier date and (ii) any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects.
SECTION 3.     Conditions of Effectiveness of the First Amendment. This First Amendment shall become effective as of the date on which the following conditions shall have been satisfied (or waived) (the “First Amendment Effective Date”):
(a)the Administrative Agent (or its legal counsel) shall have received counterparts to this First Amendment, duly executed by (i) the Borrower and (ii) Lenders constituting the Required Lenders;
(b)at the time of and immediately after the First Amendment Effective Date, no Default or Event of Default shall have occurred or be continuing;
(c)immediately after giving effect to this First Amendment, the representations and warranties of the Borrower set forth in this First Amendment, the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except that (i) to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties shall be true and correct in all material respects as of such earlier date and (ii) any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects;
(d)the Administrative Agent’s receipt of a certificate, in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel, dated as of the First Amendment Effective Date, signed by the chief financial officer of the Borrower, certifying as to compliance with the conditions precedent set forth in clauses (b) and (c) of this Section 3; and
(e)the Borrower shall pay or cause to be paid, without duplication, (i) the reasonable and documented fees and expenses of Weil, Gotshal & Manges LLP, as counsel to the Administrative Agent and the Lenders, to the extent invoiced prior to the First Amendment Effective Date and (ii)

reasonable out-of-pocket expenses required to be paid by Section 6 below to the extent invoiced prior to the First Amendment Effective Date.
SECTION 4.     Reference to and Effect on the Credit Agreement and the other Loan Documents.
(a)On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this First Amendment.
(b)The Credit Agreement and each of the other Loan Documents, as specifically amended by this First Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the First Amendment Effective Date, this First Amendment shall for all purposes constitute a Loan Document.
(d)This First Amendment shall not extinguish the Loans or any other Obligations outstanding under the Credit Agreement. Nothing contained herein shall be construed as a substitution or novation of the Loans or any other Obligations outstanding under the Credit Agreement, which shall remain outstanding after the First Amendment Effective Date as modified hereby.
(e)The Borrower expressly acknowledges and agrees that (i) there has not been, and this First Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any other Loan Document, or a mutual departure from the strict terms, provisions, and conditions thereof and (ii) nothing in this First Amendment shall affect or limit the Administrative Agent’s or Lenders’ right to demand payment of liabilities owing from Borrower to Administrative Agent or the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence and continuance of an Event of Default under the Credit Agreement or the other Loan Documents.
(f)This First Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
SECTION 5.     Reaffirmation. The Borrower hereby reaffirms its obligations under the Credit Agreement and each other Loan Document, in each case as amended by this First Amendment.
SECTION 6.     Costs and Expenses. The Borrower hereby agrees to pay or reimburse the Administrative Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with this First Amendment in accordance with, and to the extent required by, the terms and conditions of Section 9.03 of the Credit Agreement.

SECTION 7.     Execution in Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this First Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this First Amendment and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 8.     Governing Law.
(a)This First Amendment shall be governed by and construed in accordance with the laws of the State of New York
(b)The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. Federal or New York State court sitting in New York, New York in any action or proceeding arising out of or relating to this First Amendment or the transactions contemplated hereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this First Amendment shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this First Amendment or the transactions contemplated hereby against the Borrower or its properties in the courts of any jurisdiction.
(c)The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this First Amendment and the transactions contemplated hereby in any court referred to in clause (b) of this Section 8. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
SECTION 9.     Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS

FIRST AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.
SECTION 10.     Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this First Amendment.
SECTION 11. Required Lender Direction. The Lenders party hereto, who constitute all Lenders, hereby direct the Administrative Agent to execute and deliver this First Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALIGN TECHNOLOGY, INC.,
as the Borrower
By: /s/ John Morici
Name: John Morici
Title: Chief Financial Officer and EVP, Global Finance

[Signature Page to First Amendment to Credit Agreement (Align Technologies)]15

CITIBANK, N.A.,
as a Lender and as Administrative Agent
By: /s/ Michael Chen
Name: Michael Chen
Title: Authorized Signer

[Signature Page to First Amendment to Credit Agreement (Align Technologies)]15

Bank of America, N.A.,
as a Lender
By: /s/ Sebastian Lurie
Name: Sebastian Lurie
Title: SVP

[Signature Page to First Amendment to Credit Agreement (Align Technologies)]15

HSBC Bank USA, N.A.,
as a Lender
By: /s/ Radmila Stolle
Name: Radmila Stolle
Title: Senior Vice President
[Signature Page to First Amendment to Credit Agreement (Align Technologies)]15